UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 8, 2006

                                   PAY88, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                000-51793                         20-3136572
        (Commission File Number)       (IRS Employer Identification No.)

                            1053 North Barnstead Road
                               Barnstead, NH 03225
               (Address of Principal Executive Offices, Zip Code)

                                 (603) 776-6044
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 8, 2006, Pay88, Inc. (the "Company") and Chong Qing QianBao Technology Limited Liability Co. ("Chong Qing") entered into a binding Letter of Intent. Pursuant to the Letter of Intent, the Company and Chong Qing agreed to use their best efforts to negotiate and agree to a mutually acceptable definitive agreement on or before October 31, 2006, pursuant to which the Company will purchase from Chong Qing certain assets, including its intellectual property, cash, certain real estate holdings, online payment system, software domain name, and customer base. In consideration for the purchase of such assets, the Company will issue to Chong Qing shares of the Company's preferred stock, whose preferences and conversion rights will be negotiated between the parties. The assets will be delivered free and clear of any liens and encumbrances. The closing of the sale and purchase of the assets will be subject to the satisfaction of certain conditions, including the mutual agreement of a definitive agreement, the completion of the due diligence investigation of both parties, the filing of the certificate of designation creating the preferred stock to be issued to Chong Qing, the delivery of any required consents from third parties, and the delivery of audited financial statements of Chong Qing.

Chong Qing further agreed that it will not directly or indirectly solicit, negotiate, or accept any offer from a third party to acquire any of Chong Qing's assets or securities until the execution and delivery of the definitive agreement described above. Chong Qing also agreed to permit the Company and its representatives to begin its due diligence investigation and to have access to and inspect Chong Qing's records, properties, personnel, and other such matters.

For all the terms and conditions of the Letter of Intent, reference is hereby made to such agreement annexed hereto as exhibit 10.1. All statements made herein concerning the foregoing agreement are qualified by reference to said exhibit.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

The disclosure set forth above under Item 1.01 (Entry Into a Material Definitive Agreement) is hereby incorporated by reference into this Item 8.01.

On June 8, 2006, the Company issued a press release announcing that it had entered into the Letter of Intent described under Item 1.01 above. A copy of the press release is annexed hereto as Exhibit 99.1.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of business acquired.    Not applicable

(b) Pro forma financial information.              Not applicable

(c) Exhibits

      Exhibit 10.1 Letter of Intent, dated June 8, 2006, between Pay88, Inc. and Chong Qing QianBao Technology Limited Liability Co.

      Exhibit 99.1  Press Release, dated June 8, 2006, issued by Pay88, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PAY88, INC.


                                    By:    /s/ Guo Fan
                                           -----------
                                    Name:  Guo Fan
                                    Title: President and Chief Executive Officer


Date: June 8, 2006





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